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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement Nos. 33-58584 and 333-53577 of ShopKo Stores, Inc. on Form S-8 of our reported dated June 18, 2004, appearing in this Annual Report on Form 11-K of ShopKo Stores, Inc. Shared Savings Plan for the year ended December 31, 2003.




DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
June 25, 2004








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